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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported)     April 29, 2006
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                               ZAPATA CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
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                 (State or Other Jurisdiction of Incorporation)

           1-4219                                   74-1339132
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   (Commission File Number)                (IRS Employer Identification No.)

100 Meridian Centre, Suite 350, Rochester, New York            14618
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(Address of Principal Executive Offices)                     (Zip Code)

                                 (585) 242-2000
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              (Registrant's Telephone Number, Including Area Code)



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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                    INFORMATION TO BE INCLUDED IN THE REPORT

Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

     On April 29, 2006, at the recommendation of the independent Compensation Committee of the Board of Directors of Zapata Corporation ("Zapata"), the Zapata Board of Directors adopted a senior executive retiree health care benefit plan (the "Plan"). Under the Plan, retired senior executive officers of Zapata who are elected to their positions by the Board of Directors, and their spouses are eligible to receive health insurance benefits consistent with Zapata's existing benefits available to employees, after their retirement from Zapata.

     Participation of individuals in the Plan is determined by the Board of Directors upon recommendation of the Compensation Committee. The Board of Directors may consider several factors in determining participation, including length of employment, amount of time elapsed since the individual was last employed by Zapata, other retirement or health care benefits available to the individual and any other factors it deems appropriate.

     Malcolm I. Glazer, Zapata's controlling stockholder and former chairman, has been approved for participation under the Plan. Prior to approval of Mr. Glazer's participation in the Plan, the Board of Directors considered Mr. Glazer's years of service to the Company as an employee and consultant, the time since he retired from the Company and his lack of other health care benefits coverage.

Section 9 - Financial Statements and Exhibits

Section 9.01 Financial Statements and Exhibits

     (d) Exhibits

         None.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   ZAPATA CORPORATION


Date:  May 4, 2006                 By:  /s/ Leonard DiSalvo
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                                        Name:  Leonard DiSalvo
                                        Title: Vice President - Finance and CFO


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